SUPPLEMENT DATED FEBRUARY 27, 2024 TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF

Alternative Investment Partners Absolute Return Fund, dated April 28, 2023

Alternative Investment Partners Absolute Return Fund STS, dated April 28, 2023

(collectively, the “Funds”)

Effective February 16, 2024, Eric Stampfel and Gary Chan will no longer serve as portfolio managers for the Funds. All references to Messrs. Stampfel and Chan are therefore deleted in their entirety.

Also effective February 16, 2024, David Damsgaard, Farhan Karim and Yury Rojek have been added as portfolio managers for the Funds. As such, the Funds’ Prospectuses and Statements of Additional Information (“SAIs”) are hereby revised as follows:

The second paragraph of the section of the Fund’s Prospectus entitled “Summary of Terms—The Investment Adviser” is hereby deleted and replaced with the following:

The day-to-day portfolio management, short-term cash management and operations of the Fund are the responsibility of Mark L.W. van der Zwan, Chief Investment Officer, Fund of Hedge Funds team;  Jarrod Quigley, Portfolio Manager; Eban Cucinotta, Portfolio Manager;  Robert Rafter, Portfolio Manager; Jeff Scott, Portfolio Manager; David Damsgaard, Portfolio Manager; Farhan Karim, Portfolio Manager; and Yury Rojek, Portfolio Manager, subject to oversight by the Board of Trustees. See “Management of the Fund.”

The biographical information contained in the section of the Fund’s Prospectus entitled “Management of the Fund—Management Team” is hereby amended to add the following:

David Damsgaard. Mr. Damsgaard is an Executive Director of MSIM and serves as the strategy head for Global Macro, Emerging Markets, and Sovereign Relative Value strategies within the Morgan Stanley AIP Hedge Fund team. He joined the firm in 2019 and has 15 years of investment experience. Prior to joining the firm, Mr. Damsgaard was a proprietary commodities trader at Marex Spectron. Previously, he was an Associate Portfolio Manager at Caxton Associates and an Associate Director for Macquarie Bank Limited managing a derivatives portfolio providing hedging solutions within agricultural products. Mr. Damsgaard received a B.A. in economics from Yale University.

Farhan Karim. Mr. Karim is an Executive Director for the Morgan Stanley AIP Hedge Fund team at MSIM and serves as the strategy head for long/short equity research. Mr. Karim joined the firm in 2022 bringing more than 18 years’ industry experience and 10 years as a fundamental equity long/short portfolio manager and analyst. Prior to joining the firm, he was a portfolio manager at North Rock Capital managing a market neutral long/short portfolio and has also held roles at Millennium, Citadel (Surveyor Capital), George Weiss, UBS and Trafelet. Mr. Karim began his career at Citigroup in the investment banking division. He received a BBA in finance and accounting from the Ross School of Business at the University of Michigan.

Yury Rojek. Mr. Rojek is an Executive Director for the Morgan Stanley AIP Hedge Fund team at MSIM and serves as the strategy head for Systematic Strategies within the Morgan Stanley AIP Hedge Fund group. Mr. Rojek joined the firm in 2024 bringing more than 14 years of industry experience including 7 years in an asset management role and 6 years as a sell-side quantitative analyst. Prior to joining the firm, he was a Senior Investment Officer at UBS Hedge Fund Solutions. Mr. Rojek holds a PhD degree in Mathematics from Voronezh State University (Russia).

The table in the section of the Fund’s SAI entitled “Management of the Fund—Other Accounts Managed by the Portfolio Managers” is hereby deleted and replaced with the following:

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of December 31, 2023:

Mark L. W. van der Zwan Jarrod Quigley Eban Cucinotta Robert Rafter Jeff Scott David Damsgaard Farhan Karim Yury Rojek	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	2	$1.9
Other Pooled Investment Vehicles[1]	16	$2.3
Other Accounts[1]	98	$8.8

[1]	Of these other accounts, 61 accounts with a total of approximately $6.1 billion in assets had performance-based fees.

The table in the section of the Fund’s SAI entitled “Management of the Fund—Securities Ownership of Portfolio Managers” is hereby deleted and replaced with the following:

As of December 31, 2023, the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Fund is shown below:

Mark L. W. van der Zwan:	$500,001-$1,000,000
Jarrod Quigley:	$500,001-$1,000,000
Eban Cucinotta:	$10,001-$50,000
Robert Rafter:	$10,001-$50,000
Jeff Scott:	None
David Damsgaard:	None
Farhan Karim:	$10,001-$50,000
Yury Rojek:	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.